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                                                                    Exhibit 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-4 of our report, dated February 11, 2000, relating to the consolidated financial statements of Coda Music Technology, Inc. We also consent to the reference of our Firm under the captions "Experts" and "Summary Financial Data" in the Prospectus.


                                                  [Signature]


August 11, 2000
Minneapolis, Minnesota